Exhibit 10.3

Execution Version

AMENDMENT AGREEMENT NO. 2

This AMENDMENT AGREEMENT NO. 2 (this “Agreement”), dated as of April 12, 2019, is made by and among JAMF HOLDINGS, INC., a Minnesota corporation (“Borrower”), Juno Intermediate, Inc., a Delaware corporation (“Intermediate Holdings”), as a Guarantor, Juno Parent, LLC, a Delaware limited liability company (“Holdings”), as a Guarantor, each of the other Guarantors from time to time party hereto, the Lenders from time to time party hereto, and Golub Capital Markets LLC (“Golub”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”) under, and as defined in, the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)                           The Borrower, the other Credit Parties, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, and the Issuing Bank, are party to that certain Credit Agreement, dated as of November 13, 2017 (as amended by Amendment Agreement No. 1 dated as of January 30, 2019, and as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; as further amended by this Agreement, the “Amended Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Amended Credit Agreement (unless the context otherwise requires that such terms shall have the same meanings as specified in the Credit Agreement);

(2)                           Pursuant to Section 10.02 of the Credit Agreement, the Borrower has requested that the Lenders amend, and subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 3 hereof, the Lenders party hereto (consisting of at least the Required Lenders immediately prior to the Amendment Effective Date (as defined below)) have agreed to amend, certain terms of the Credit Agreement as set forth herein so as to reprice the Loans as set forth hereunder; and

(3)                           Each Lender that executes and delivers a signature page to this Agreement hereby agrees to the terms and conditions of this Agreement;

SECTION 1.                         Amendments. Subject to satisfaction of the conditions set forth in Section 3 of this Agreement and pursuant to Section 10.02(b)(ii) of the Credit Agreement, on and as of the Amendment Effective Date (as defined below),

(a)                                 the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

‘“Applicable Margin” shall mean

(a) (x) prior to June 30, 2020 and (y) on or after June 30, 2020, so long as the Total Leverage Ratio is greater than 6.00 to 1.00, a percentage per annum equal to, with respect to (i) Term Loans and Revolving Loans that are Eurodollar Loans, 7.00% and (ii) Term Loans and Revolving Loans that are ABR Loans, 6.00%; and

(b) on or after June 30, 2020, so long as the Total Leverage Ratio is less than or equal to 6.00 to 1.00, a percentage per annum equal to, with respect to (i) Term Loans and Revolving Loans that are Eurodollar Loans, 5.50% and (ii) Term Loans and Revolving Loans that are ABR Loans, 4.50%.

Notwithstanding the foregoing, the Applicable Margin in respect of any Extended Loan shall be the applicable percentages per annum set forth in the relevant Extension Amendment.

Notwithstanding the foregoing, the Applicable Margin in effect in respect of the unpaid principal amount of any Loans prior to the Amendment Agreement No. 2 Effective Date shall be the applicable percentages set forth below:

A percentage per annum equal to, with respect to (i) Term Loans and Revolving Loans that are Eurodollar Loans, 8.00% and (ii) Term Loans and Revolving Loans that are ABR Loans, 7.00%.’

(b)                                 The following defined term shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

‘“Amendment Agreement No. 2” shall mean that certain Amendment Agreement No. 2, dated as of April 12, 2019, by and among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, and the Administrative Agent.’

(c)                                  The following defined term shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

‘“Amendment Agreement No. 2 Effective Date” shall mean the “Amendment Effective Date”, as that term is defined in Amendment Agreement No. 2.’

SECTION 2.                         Representations and Warranties.  The Borrower and each other Credit Party represents and warrants that as of the Amendment Effective Date (as defined below):

(a)                                 The representations and warranties made by any Credit Party set forth in Article III of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date in which case such representations and warranties are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date; and

(b)                                 no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or immediately after giving effect to this Agreement.

SECTION 3.                         Conditions to Effectiveness on Amendment Effective Date. This Agreement, as specified in Section 1 hereof, shall become effective on and as of the date on which the following conditions and the conditions set forth in Section 10.02(b)(ii) of the Credit Agreement shall have been satisfied (or in the case of the following conditions, waived in writing by the Administrative Agent) (such date, the “Amendment Effective Date”), including:

(a)                                 the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, each other Credit Party, the Administrative Agent and each of the Lenders;

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(b)                                 no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or immediately after giving effect to this Agreement;

(c)                                  the Borrower shall have delivered to Administrative Agent an officer’s certificate, in form and substance reasonably acceptable to Administrative Agent, certifying that the condition under Section 3(b) of this Agreement has been satisfied;

(d)                                 the Administrative Agent shall have received a fully-earned, non-refundable consent fee payable to the Administrative Agent for the account of each Lender, equal to 0.50% of the aggregate principal amount of all Loans and Commitments outstanding under the Credit Agreement on the Amendment Effective Date.

(e)                                  the Administrative Agent shall have received, to the extent invoiced at least two (2) Business Days prior to the Amendment Effective Date, reimbursement for all reasonable and documented out-of-pocket costs and expenses, including the reasonable fees and disbursements of one counsel incurred by the Administrative Agent in connection with this Agreement;

(f)                                   so long as requested by the Administrative Agent at least four (4) Business Days prior to the Amendment Effective Date, the Administrative Agent shall have received, at least two (2) Business Days prior to the Amendment Effective Date, (i) all documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) and (ii) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation;

(g)                                  The Administrative Agent shall have received duly executed counterparts of the Fee Letter among the Borrower, the Administrative Agent and the Lenders party thereto, dated as of the date hereof.

SECTION 4.                         Non-Reliance on Administrative Agent.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Agreement, the Amended Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

SECTION 5.                         Costs, Expenses.  As, and to the extent, provided in Section 10.03 of the Amended Credit Agreement, the Credit Parties agree to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses, including the reasonable and documented fees and disbursements of one counsel, plus one local counsel per relevant material jurisdiction, incurred by the Administrative Agent in connection with this Agreement.

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SECTION 6.                         Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic transmission (PDF or TIFF format) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.                         Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

SECTION 8.                         WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.                         Consent and Reaffirmation. Each of the Credit Parties as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, hereby (i) hereby consents to the amendments to the Credit Agreement effected hereby, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (iii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such guarantee includes, and such security interests and liens hereafter secure, all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Agreement and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.  This Agreement shall constitute a “Loan Document” for purposes of the Amended Credit Agreement.

SECTION 10.                  No Novation.  By its execution of this Agreement, each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

SECTION 11.                  Tax Treatment.  The Borrower intends to treat this

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Agreement as resulting in a significant modification of the outstanding Loans (as defined in the Credit Agreement) within the meaning of Section 1.1001-3 of the U.S. Treasury Regulations.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:
JAMF HOLDINGS, INC.,
a Minnesota corporation

	By:	/s/ Dean J. Hager
	Name:	Dean J. Hager
	Title:	Chief Executive Officer

GUARANTORS:	JAMF SOFTWARE, LLC,
a Minnesota limited liability company

	By:	/s/ Dean J. Hager
	Name:	Dean J. Hager
	Title:	Chief Executive Officer

ZULUDESK INC.,
a Delaware corporation

	By:	/s/ Dean J. Hager
	Name:	Dean J. Hager
	Title:	Chief Executive Officer

[Signature Page to Amendment Agreement No. 2]

GUARANTORS:
JUNO PARENT, LLC,
a Delaware limited liability company

	By:	/s/ Michael E. Fosnaugh
	Name:	Michael E. Fosnaugh
	Title:	President

JUNO INTERMEDIATE, INC.,
a Delaware corporations

	By:	/s/ Michael E. Fosnaugh
	Name:	Michael E. Fosnaugh
	Title:	President

[Signature Page to Amendment Agreement No. 2]

As Administrative Agent and Collateral Agent:

GOLUB CAPITAL MARKETS LLC

By:	/s/ Robert G Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

[Signature Page to Amendment Agreement]

As Existing Lenders:

Golub Capital BDC Holdings LLC
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

GBDC 3 Holdings LLC
By:	Golub Capital BDC 3, Inc., its sole member
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

GC OPAL LLC, Risk Retention Series
By:	GC Investment Management LLC, its Manager

By:	/s/ Kevin P. Falvey
Name: Kevin P. Falvey
Title: Authorized Signatory

GC Finance Operations LLC
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

[Signature Page to Amendment Agreement]

As Existing Lenders:

Golub Capital BDC Funding II LLC
By:	GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

Golub Capital Finance Funding III, LLC
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

GCIC Holdings LLC
By:	Golub Capital Investment Corporation, its sole member
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G Tuchscherer
Title: Managing Director

GCP Finance 5 Ltd.
By:	GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

[Signature Page to Amendment Agreement]

As Existing Lenders:

New Mountain Finance DB, L.L.C. as a wholly-owned subsidiary of New Mountain Finance Corporation

By:	/s/ James W. Stone
Name: James W. Stone
Title: Managing Director, Authorized Person

New Mountain Finance Corporation

By:	/s/ James W. Stone
Name: James W. Stone
Title: Managing Director, Authorized Person

New Mountain Guardian II Master Fund-A, L.P.,
By: New Mountain Guardian II Master Fund-A GP, L.L.C. its General Partner

By:	/s/ James W. Stone
Name: James W. Stone
Title: Authorized Person

New Mountain Guardian Partners II, L.P.,
By: New Mountain Guardian II GP, L.L.C. its General Partner

By:	/s/ James W. Stone
Name: James W. Stone
Title: Authorized Person

[Signature Page to Amendment Agreement]

As Existing Lender:

MERITAGE FUND LLC

By:	/s/ Mark Mindich
Name:	Mark Mindich
Title:	Chief Operating Officer

[Signature Page to Amendment Agreement]

As Existing Lender:

SPECIAL VALUE CONTINUATION PARTNERS, LLC
TENNENBAUM SENIOR LOAN FUND II, LP
TENNENBAUM SENIOR LOAN FUND IV-B, LP
TENNENBAUM SENIOR LOAN FUND V, LLC
TENNENBAUM ENHANCED YIELD OPERATING I, LLC
TCP DIRECT LENDING FUND VIII-A, LLC
TCP DIRECT LENDING FUND VIII-N, LLC

One behalf of each of the above entities:
By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Philip Tseng
Name: Philip Tseng
Title: Managing Director

TCP WHITNEY CLO, LTD

By:	SERIES I of SVOF/MM, LLC
Its:	Collateral Manager

By:	/s/ Philip Tseng
Name: Philip Tseng
Title: Managing Director

TCP ENHANCED YIELD FUNDING I, LLC

By:	Tennenbaum Enhanced Yield Operating I, LLC
Its:	Sole Member

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Philip Tseng
Name: Philip Tseng
Title: Managing Director

[Signature Page to Amendment Agreement]

TCP DLF VIII ICAV,
an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund
TCP Direct Lending Fund VIII-U (Ireland)

By: Tennenbaum Capital Partners, LLC
Its: Investment Manager acting as attorney-in-fact

By:	/s/ Philip Tseng
Name: Philip Tseng
Title: Managing Director

TCP DLF VIII ICAV,
an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund
TCP Direct Lending Fund VIII-L (Ireland)

By: SVOF/MM, LLC
Its: Sub-Advisor acting as attorney-in-fact

By:	/s/ Philip Tseng
Name: Philip Tseng
Title: Managing Director

[Signature Page to Amendment Agreement]

As Existing Lenders:

VCOFI-B, LLC

By:	/s/ Josh Niedner
Name: Josh Niedner
Its Duly Authorized Signatory

SAN GABRIEL RIVER II, LLC

By:	/s/ Josh Niedner
Name: Josh Niedner
Its Duly Authorized Signatory

ROARING FORK II-B, LLC

By:	/s/ Josh Niedner
Name: Josh Niedner
Its Duly Authorized Signatory

TAUPO RIVER II, LLC

By:	/s/ Josh Niedner
Name: Josh Niedner
Its Duly Authorized Signatory

PONOY RIVER II-A, LLC

By:	/s/ Josh Niedner
Name: Josh Niedner
Its Duly Authorized Signatory

[Signature Page to Amendment Agreement]

As Existing Lenders:

ORETI RIVER II-B, LLC

By:	/s/ Josh Niedner
Name: Josh Niedner
Its Duly Authorized Signatory

VCOF I - R, LLC

By:	/s/ Josh Niedner
Name: Josh Niedner
Its Duly Authorized Signatory

HENRY’S FORK II-R, LLC

By:	/s/ Josh Niedner
Name: Josh Niedner
Its Duly Authorized Signatory

MIDDLE FORK II-R, LLC

By:	/s/ Josh Niedner
Name: Josh Niedner
Its Duly Authorized Signatory

[Signature Page to Amendment Agreement]